SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 9, 1999


                                 ASC East, Inc.
             (Exact name of Registrant as specified in its charter)


  Maine                      333-9763                         01-0503382
(State or other            (Commission                       (I.R.S. Employer
jurisdiction of            or File Number)                   Identification No.)
incorporation)



P.O. Box 450, Bethel, Maine                                       04217
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:           (207) 824-5196

Former name or former address, if changed since last report:  Not Applicable

Item 5. Other Events.

     See Press Release attached as Exhibit 99.1 hereto, issued jointly by the Registrant's parent, American Skiing Company, and Oak Hill Capital Partners, L.P. on July 12, 1999.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.

         (c)      Exhibits.

               2.1. Preferred  Stock  Subscription  Agreement dated July 9, 1999 between American Skiing Company and the Purchasers listed on Annex A thereto, including a form of Stockholders' Agreement, Voting Agreement and Certificate of Designation relating to the preferred stock to be issued.

               99.1.Press Release issued jointly by the American  Skiing Company and Oak Hill Capital Partners, L.P. on July 12, 1999.

                                                    EXHIBIT INDEX


               Exhibit
                 No.                             Description

               2.1. Preferred  Stock  Subscription  Agreement dated July 9, 1999 between American Skiing Company and the Purchasers sisted on Annex A thereto, including a form of Stockholders' Agreement, Voting Agreement and Certificate of Designation relating to the preferred stock to be issued.

               99.1.Press Release issued jointly by American  Skiing Company and
                    Oak Hill Capital Partners, L.P. on July 12, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASC EAST, INC.



Date:    July 10, 1999                               /s/ Mark J. Miller
                                     -------------------------------------------
                                      Name:      Mark J. Miller
                                      Title:     Senior Vice President
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                  Accounting Officer)

Date:    July 10, 1999                              /s/ Christopher E. Howard
                                      ------------------------------------------
                                       Name:      Christopher E. Howard
                                       Title:     Executive Vice President
                                                  (Duly Authorized Officer)